THE BRAZILIAN
EQUITY FUND, INC.


------------------


SEMI-ANNUAL REPORT
SEPTEMBER 30, 1997

 CONTENTS

Letter to Shareholders.......................................................................          1

Portfolio Summary............................................................................          7

Schedule of Investments......................................................................          8

Statement of Assets and Liabilities..........................................................         10

Statement of Operations......................................................................         11

Statement of Changes in Net Assets...........................................................         12

Financial Highlights.........................................................................         13

Notes to Financial Statements................................................................         14

Results of Annual Meeting for Shareholders...................................................         17

Description of InvestLink-SM- Program........................................................         18

PICTURED ON THE COVER IS THE BOLSA DE VALORES DO SAO PAULO STOCK EXCHANGE ("BOVESPA") LOCATED IN SAO PAULO, BRAZIL.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS
                                                               November 17, 1997

DEAR SHAREHOLDER:

I am pleased to report on the activities of The Brazilian Equity Fund, Inc. (the "Fund") for the six months ended September 30, 1997.

PERFORMANCE

The Fund's net asset value ("NAV") at September 30, 1997 was $19.38 per share. The Fund's total return (based on NAV) was 7.9% for the six months ended September 30, 1997. By contrast, the Morgan Stanley Capital International Brazil Market Index (the "Index") rose by 20.1% for the same period.

I attribute the Fund's underperformance mainly to a "large-cap effect" and weakness in its consumer-related holdings. The large-cap effect, in which price action in the most liquid stocks disproportionately affects the direction of the overall market, was present in most markets globally and particularly pronounced in Brazil. Relative to the Index, the Fund owned a lower percentage of Telecomunicacoes Brasileiras S.A. ("Telebras") and Centrais Eletricas Brasileiras S.A. ("Eletrobras"), the two stocks that regularly account for a combined 70% of Brazilian daily trading volume. When Telebras shares experienced strong appreciation, therefore, the Fund underperformed accordingly. I underweighted Telebras and Eletrobras in part due to the need for prudent diversification of Fund assets, as well as my view that better value was available elsewhere in the telecommunications and electricity sectors. With regard to consumer-related holdings, I have felt for some time that the Brazilian consumer would be a key contributor to the resurgence of the nation's economy. This has not yet occurred, unfortunately, and the Fund's consumer-related shares have thus been weak.

COMMENTARY

The Brazilian equity market has experienced sharp volatility over the last few months, including a major sell-off in July which was precipitated by profit-taking when valuations had become quite stretched. This sell-off, however, paled in comparison to the severe declines seen more recently. The causes of the recent declines also are much more serious, since they are rooted in fundamental concerns about the prospects for the entire stabilization process seen in Brazil since the introduction of the Plano Real in 1994.

At the heart of the declines was a fear that currency weakness in Asia would spill over into other economies in which fixed or semi-fixed exchange-rate mechanisms are in place, and where there is a large dependence upon overseas investment funding. Until Hong Kong and Korea began to experience problems, Brazil had escaped most pressures from previous currency dislocation in Asia, but investor perception shifted when these two "developed" markets experienced such dislocation. Brazil was not the only market to suffer, as markets around the world were hit by selling pressures.

The government responded in mid-November with a plan for spending cuts, tax hikes and drastic increases in interest rates. I believe that the government has demonstrated that it can act quickly and decisively to stabilize the currency

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS
and put the economy back on track. This stands in sharp contrast to those Asian nations (e.g., Thailand, Malaysia) that have not yet made the hard choices and taken the appropriate steps to steer their economies in a more positive direction.

That is why I see a silver lining in the current cloud of gloom about Brazil's prospects. I believe the government, at last, is willing to impose considerable sacrifice in the near-term so as to pave the way for a much brighter future. Key fiscal reform legislation whose passage had been assumed impossible until after next year's elections now is being treated with great urgency by Congress. This includes bills covering important changes in the size and compensation of the federal bureaucracy as well as reduction of excesses in the social security system.

All of these measures are intended to restore investor confidence. It is clear, however, that the nation will experience a significant slowdown in growth for at least the next year or so. If it succeeds in taming its fiscal and trade deficits, though, the short-term pain should result in significant long-term gain.

FEATURED STOCKS

As is my custom, I'd like to highlight a few specific companies in order to provide some insight into how your money is invested. The following are three representative illustrations of my stock selection process.

PETROLEO BRASILEIRO S.A.

Petroleo Brasileiro S.A., better-known as "Petrobras," was created in 1953 by the Brazilian government as the federally-owned oil and gas monopoly. It controls virtually all of the nation's production, refining, transportation and importation of oil and gas, and holds a dominant 34% share of distribution. It simultaneously is Brazil's largest company and only integrated oil company, the second-largest oil and gas company in South America in terms of sales (Venezuela's PDVSA is first) and the world's 16th-largest oil and gas company. The government sold a 26% equity stake in Petrobras to the public in 1993.

Numerous aspects of Brazil's energy profile augur well for Petrobras. For example, Brazil is South America's largest potential energy market and has huge proven reserves, but domestic production does not yet meet burgeoning domestic demand. Brazil's offshore oil and gas basins are among the world's largest, drilling success rates are high and the size of new discoveries tends to be well above industry average. The government, furthermore, is actively encouraging the substitution of natural gas for the more prevalent hydro power as a source of electricity.

Petrobras's official monopoly ended this past August with the enactment of a new hydrocarbons law to restructure the oil and gas businesses in Brazil. Close analysis reveals that, unlike similar legislation targeted at other monopoly sectors (e.g., telecommunications), the hydrocarbons law is not primarily motivated by the need to open oil and gas to market-based competition. Instead, it is designed to more fully develop Brazil's own energy resources in order to satisfy domestic demand.

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS

The new law is at the heart of my investment thesis for Petrobras. I believe that the specific circumstances of the company's de-monopolization should greatly enhance, rather than detract from, its future prospects:

- The law releases Petrobras not only from its reliance on government approval of most decisions, but also from its obligations as a vehicle for social and political policies, notably in the form of onerous price subsidies. As a result, the company will have unprecedented scope to charge market prices and reduce costs.

- The law effectively preserves Petrobras's monopoly in oil refining and gas processing by allowing only companies with head offices in Brazil to build and operate new refineries and processing facilities.

- The law gives Petrobras a three-year window in which to select and exclusively develop its most profitable projects. When the three years end, oil and gas prices will be permitted to freely fluctuate at international levels.

- The law allows Petrobras to engage in joint ventures with foreign companies. This gives it access to new sources of capital and expertise while allowing it to defray costs. In return for its cooperation, Petrobras should receive opportunities to participate in attractive projects elsewhere in the world.

Several other company-specific factors should be cited as well. Petrobras has 40 years of near-exclusive knowledge of Brazilian energy and geology. Its history as a government entity gives it unrivalled political access. It is a world leader in deep-water offshore drilling technology. Its dominance in distribution means that it will earn riskless fees from other companies' dependence on its pipeline network. For potential competitors, each of these serves as a major barrier to entry into the Brazilian market while, simultaneously, conferring great appeal on Petrobras as a joint venture partner.

Finally, I note that the government plans to reduce its equity ownership of Petrobras at some point in 1998, down to the legally required minimum of 50% plus one share from the current 72.3%. It is reasonable to conclude that the government will do everything in its power to maximize the company's value in anticipation of the sale. Investors should benefit accordingly.

COMPANHIA DE GAS DE SAO PAULO

Another combination energy/privatization play in the Fund is Companhia de Gas de Sao Paulo ("Comgas"), the natural gas distributor in much of the state of Sao Paulo. Comgas was founded by British entrepreneurs in 1869 as the Sao Paulo Gas Company to provide gas for street illumination. Over time, the company expanded into a wider variety of gas applications and was nationalized in 1959. The state government passed equity control on to Companhia Energetica de Sao Paulo ("CESP"), the state's electricity generator, in 1984.

Major ownership of Comgas is divided among CESP (59.1% of voting equity), Shell do Brasil (19.9%), the Sao Paulo state government (17.0%) and Companhia Paulista de Forca e Luz ("CPFL"), the state electricity distributor (3.9%). Full privatization is slated to occur in April or May 1998, when the state will auction its shares to a strategic buyer. [Note: most public ownership consists of 2.1 million locally traded preferred shares.]

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

Some of the same factors that make Petrobras such a promising opportunity also apply to Comgas:

1) The supply and demand equation works squarely in the company's favor. With the nation chronically short of electricity and gas's proportion of total energy consumption in Brazil expected to rise to 12.0% in 2010 from 2.6% currently, it is clear that gas will play a prominent role in satisfying national demand. The industrial sector is Brazil's largest consumer of gas, furthermore, and Comgas's service area in Sao Paulo state is Brazil's most industrialized region.

2) Comgas's inability to meet demand in its territory means that it can sell any gas it can obtain. When a huge gas pipeline connecting Bolivia to Sao Paulo city becomes fully operational in late 1998, therefore, the company's 50% share of the piped-in Bolivian gas should cause revenues and profits to surge for several years. I view this access to new supply as a major growth driver for Comgas.

3) One of the by-products of Comgas's longtime status as a government entity is a low level of efficiency/productivity, implying that substantial upside exists in this area.

4) Privatization should be beneficial for shareholders. It will give Comgas free rein to cut costs, thus enhancing its potential profitability. The state government's interests, in addition, are best served by maximizing the value of Comgas shares.

I see even further cause for investor optimism about Comgas. It has significant strategic appeal for potential acquirors. Not only is it the dominant distributor in what arguably is South America's most attractive gas market, but it also is the only pure Latin American gas distributor whose shares trade publicly. The preference of many industrial users for natural gas should help attract increased foreign-company presence to Comgas's service area. Finally, recent privatizations in Rio de Janeiro state established valuation parameters for gas distributors that far exceeded investor expectations.

UNIAO DE BANCOS BRASILEIROS S.A.

Since our last report, I have added shares in Uniao de Bancos Brasileiros S.A. ("Unibanco") to the portfolio. Unibanco is Brazil's third-largest private bank in terms of assets and loans and traces its origins back to 1924, when a trading company established by Joao Moreira Salles obtained permission to operate a bank. The institution now known as Unibanco was formed in 1967 with the merger of the Moreira Salles Bank and Banco Agricola Mercantil. The late-1995 acquisition of selected assets and liabilities of the defunct Banco Nacional doubled the size of Unibanco's branch network and client base.

The Moreira Salles family still controls Unibanco via its majority stake in Unibanco Holdings, which owns 49% of Unibanco. Other large shareholders include Germany's Commerzbank (7.2%) and Japan's Dai-Ichi Kangyo Bank (2.3%). The fact that Unibanco can attract and maintain such long-term investment from major foreign institutions is indicative of its stability and performance over the years.

--------------------------------------------------------------------------------
   4

 LETTER TO SHAREHOLDERS

I like Unibanco because it combines several attractive characteristics:

- DIVERSIFICATION - Unibanco's grouping of core businesses is unlike that of any other Brazilian bank and includes retail banking, commercial banking, insurance and investment management. This level of diversification gives Unibanco a much wider potential earnings stream and serves as a defense against economic cyclicality.

- INSURANCE AND INVESTMENT MANAGEMENT - Unibanco Seguros, the bank's insurance business, is Brazil's sixth-largest in terms of written premiums. Unibanco Asset Management is the third-largest Brazilian investment manager and a major player among institutional and retail investors alike. Both units are in businesses with tremendous growth potential within Brazil and are Unibanco's fastest-growing operations.

- COST-REDUCTION AND EFFICIENCY - Attentiveness to costs and efficiency has long been a hallmark of Unibanco management and is most recently demonstrated by the rapid integration of the Banco Nacional acquisition. The bank's world-class technology is instrumental in this regard.

- CONSERVATIVE LENDING POLICY - The loan portfolio is well-diversified. Most loans are predominantly short-term and made to high-credit corporations, resulting in a low default rate. Relative to other Brazilian banks, asset quality is among the highest and loan non-performance among the lowest.

- STRATEGIC REDIRECTION - Unibanco has focused its retail business on high-income individuals for the past decade. With the acquisition of Banco Nacional and a majority stake in consumer lender Fininvest, however, it has extended its reach to the much larger universe of middle- and lower-income customers, who tend to utilize more services at higher profit margins. This should be of particular benefit to Unibanco's credit card operations, which already are the largest in Brazil.

I add to the above that Unibanco shares are attractively valued at current prices. The company's recent $1 billion issue of Global Depositary Receipts, furthermore, will greatly increase trading liquidity and visibility among investors worldwide. Overall, we consider Unibanco a stock with excellent potential for long-term appreciation.

OUTLOOK

Prudence suggests that, at least for the next few months, a cautious stance on Brazilian equities is most realistic. There is no doubt that the market will remain prone to weakness if there is another series of shocks in Asia. With the market likely to experience further volatility, it is probable that many stocks will be unfairly tarred, regardless of the strength of individual company fundamentals. The fact that some stocks have experienced aggressive selling in recent weeks should give rise to great buying opportunities, which I fully intend to exploit.

In addition, it is not necessarily accurate to say that prospects are poor for all sectors of the market. Telecommunications, for example, should not suffer as much as some believe, since demand for basic telephone service is sufficiently high to support good revenue gains. In addition, growth in 1998 is unlikely to be dampened by the government's slashing of funds budgeted for Telebras's capital investment, since 1998 will benefit from investments already made in 1996 and 1997. Similar factors apply to electricity as well. As for the major Brazilian

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS
banks, their commitment to strong capital structures and conservative lending policies provides reasonable protection against most negative scenarios. Overall, many sectors have reconfigured their costs and balance sheets, so the fallout may be less severe than currently perceived.

Longer-term, I remain optimistic. Both the number and pace of privatizations are set to significantly increase in 1998. The recent announcements of the respective plans for Telebras and Eletrobras are very positive in this regard. The government's tough fiscal measures should result in a marked decline in the fiscal deficit, which also will allow room for interest rates to fall. Finally, I believe that President Cardoso will be re-elected in 1998 and, as a result, commitment to the Plano Real will be maintained at the highest levels of government. At current prices, there is clear value available in a wide range of stocks in Brazil, and absent a serious global crisis, investors should be well-rewarded over the medium term.

I appreciate your investment in the Fund and would be pleased to respond to your questions or comments.

Respectfully,

                [SIG]
Richard W. Watt
President and Chief Investment Officer*

--------------------------------------------------------------------------------
*Richard W. Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since August 15, 1995. He joined BEA Associates on August 2, 1995. Mr. Watt was formerly associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end Latin American fund focusing on smaller companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is a Director, President and Chief Investment Officer of The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc., and The Portugal Fund, Inc.

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------

THE BRAZILIAN EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

AS A PERCENT OF NET ASSETS                --
Banking                                   --
Cable Television                          --
                                          --
                                          --
Electric Distribution                     --
Electric Generation                       --
Food & Beverages                          --
Holding Companies                         --
Other                                     --
                                          --
                                          --
Retail                                    --
Steel                                     --
Telecommunications                        --
Textiles                                  --

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                            Percent of Net
           Holding                                                                   Sector                     Assets
--------------------------------------------------------------------------------------------------------------------------
       1.  Companhia de Saneamento Basico do Estado de Sao Paulo                    Utilities                      9.6
--------------------------------------------------------------------------------------------------------------------------
       2.  Telecomunicacoes Brasileiras S.A.                                   Telecommunications                  8.9
--------------------------------------------------------------------------------------------------------------------------
       3.  Petroleo Brasileiro S.A.                                             Oil & Natural Gas                  7.1
--------------------------------------------------------------------------------------------------------------------------
       4.  Companhia Energetica de Minas Gerais                                     Utilities                      6.1
--------------------------------------------------------------------------------------------------------------------------
       5.  Companhia Paulista de Forca e Luz                                        Utilities                      6.1
--------------------------------------------------------------------------------------------------------------------------
       6.  Companhia Tecidos Norte de Minas S.A.                                    Textiles                       5.3
--------------------------------------------------------------------------------------------------------------------------
       7.  Santista Alimentos S.A.                                              Food & Beverages                   5.2
--------------------------------------------------------------------------------------------------------------------------
       8.  Companhia de Eletricidade do Estado de Rio de Janeiro              Electric Distribution                4.7
--------------------------------------------------------------------------------------------------------------------------
       9.  Banco do Estado de Sao Paulo S.A.                                         Banking                       4.0
--------------------------------------------------------------------------------------------------------------------------
      10.  Companhia Riograndense Telecom                                      Telecommunications                  3.3
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-96.78%
 BANKING-9.54%
Banco do Estado de Sao Paulo S.A. PN+...    106,965,000  $ 5,077,066
Banco Itau S.A. PN......................      4,526,000    2,924,931
Uniao de Bancos Brasileiros S.A. GDR+...        112,860    4,133,498
                                                         -----------
                                                          12,135,495
                                                         -----------
 BUSINESS SERVICES-0.74%
Multibras da Amazonia S.A. PN...........      1,132,000      940,277
                                                         -----------
 CABLE TELEVISION-2.08%
Multicanal Participacoes S.A. ADR+......        249,000    2,645,625
                                                         -----------
 CAPITAL GOODS-1.79%
Trafo Equipamentos Electricos S.A.
 PN+....................................        906,205    2,274,715
                                                         -----------
 CHEMICALS-0.20%
S.A. White Martins ON...................        110,100      256,269
                                                         -----------
 CONSUMER GOODS-0.75%
Dixie Toga S.A. PN......................      1,768,539      952,433
                                                         -----------
 ELECTRIC DISTRIBUTION-10.16%
Centrais Eletricas Cachoeira Dourada+...      5,864,000      936,699
Companhia de Electricidade do Estado da
 Bahia ON+..............................     39,642,300    2,858,602
Companhia de Eletricidade do Estado de
 Rio de Janeiro ON+.....................  7,886,000,000    5,974,515
Espirito Santo Centrais Eletricas.......         16,800    3,158,961
                                                         -----------
                                                          12,928,777
                                                         -----------
 ELECTRIC GENERATION-3.14%
Companhia Paranaense de Energia ADR+....        126,185    2,176,691

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 ELECTRIC GENERATION (CONTINUED)
Companhia Paranaense de Energia PNB.....    104,593,000  $ 1,812,990
                                                         -----------
                                                           3,989,681
                                                         -----------
 FOOD & BEVERAGES-7.73%
Brazil Fast Food Corp.+.................        500,000    1,062,500
Brazil Fast Food Corp., Warrants
 (expiring 9/30/01)+....................        250,000       31,250
Companhia Brasileira de Distribuicao
 Grupo Pao de Acucar ADR................         90,500    2,036,250
Companhia Cervejaria Brahma ON..........         57,495       42,247
Santista Alimentos S.A. ON..............      3,105,000    6,660,353
                                                         -----------
                                                           9,832,600
                                                         -----------
 OIL & NATURAL GAS-8.65%
Companhia de Gas de Sao Paulo PN........     19,000,000    1,959,746
Petroleo Brasileiro S.A. PN.............     31,786,997    9,052,570
                                                         -----------
                                                          11,012,316
                                                         -----------
 RETAIL-3.72%
Globex Utilidades S.A. PN+..............        307,300    3,716,604
Makro Atacadista S.A....................        773,000    1,023,093
                                                         -----------
                                                           4,739,697
                                                         -----------
 TELECOMMUNICATIONS-16.67%
Companhia Riograndense Telecom PN, A
 Shares.................................      3,203,800    4,161,387
Telecomunicacoes Brasileiras S.A. ON....     97,800,000   11,292,684
Telecomunicacoes de Minas Gerais S.A.,
 PNB Receipts+..........................         53,410        7,873
Telecomunicacoes de Sao Paulo S.A. PN...      8,904,725    2,714,862
Telecomunicacoes de Sao Paulo S.A., PN
 Receipts+..............................        388,048      118,308
Telecomunicacoes do Rio de Janeiro S.A.
 PN.....................................     18,942,200    2,610,809

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 TELECOMMUNICATIONS (CONTINUED)
Telecomunicacoes do Rio de Janeiro S.A.,
 PN, Receipts+..........................      2,245,774  $   309,536
                                                         -----------
                                                          21,215,459
                                                         -----------
 TEXTILES-6.60%
Companhia Tecidos Norte de Minas S.A.
 PN.....................................     17,611,028    6,751,845
Wembly Roupas S.A. PN...................    172,000,000    1,648,487
                                                         -----------
                                                           8,400,332
                                                         -----------
 UTILITIES-25.01%
Companhia de Saneamento Basico do Estado
 de Sao Paulo ON........................     46,550,000   12,194,651
Companhia Energetica de Brasilia........     17,649,000    2,593,664
Companhia Energetica de Minas Gerais
 PN.....................................    139,381,404    7,786,173
Companhia Energetica do Ceara PN, A
 Shares+................................    311,125,000    1,519,345
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 UTILITIES (CONTINUED)

Companhia Paulista de Forca e Luz ON+...     42,777,841  $ 7,731,288
                                                         -----------
                                                          31,825,121
                                                         -----------

TOTAL INVESTMENTS-96.78%
 (Cost $107,677,928) (Notes A,D).......................  123,148,797
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-3.22%...
                                                           4,101,359
                                                         -----------
NET ASSETS-100.00%.....................................  $127,250,156
                                                         -----------
                                                         -----------
---------------------------------------------------------
+          Security is non-income producing.
ADR        American Depositary Receipts.
GDR        Global Depositary Receipts.
ON         Ordinary Shares.
PN         Preferred Shares.
PNB        Preferred Shares, Class B.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost
 $107,677,928) (Note A).................     $123,148,797
Cash (Note A)...........................        4,621,353
Dividends receivable....................            3,137
Prepaid expenses........................           26,454
                                             ------------
Total Assets............................      127,799,741
                                             ------------

 LIABILITIES
Payables:
  Advisory fee (Note B).................          303,844
  Administration fees (Note B)..........           14,907
  Other accrued expenses................          230,834
                                             ------------
Total Liabilities.......................          549,585
                                             ------------
NET ASSETS (applicable to 6,564,841
 shares of common stock outstanding)
 (Note C)...............................     $127,250,156
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($127,250,156
  DIVIDED BY 6,564,841).................           $19.38
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 6,564,841 shares issued and outstanding
 (100,000,000 shares authorized)........     $      6,565
Paid-in capital.........................       84,174,088
Undistributed net investment income.....          617,948
Accumulated net realized gain on
 investments and foreign currency
 related transactions...................       26,980,696
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currency.......................       15,470,859
                                             ------------
Net assets applicable to shares
 outstanding............................     $127,250,156
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997
(UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $  1,648,718
  Interest..............................          106,035
  Less: Foreign taxes withheld..........          (45,529)
                                             ------------
  Total Investment Income...............        1,709,224
                                             ------------
Expenses:
  Investment advisory fees (Note B).....          824,168
  Custodian fees (Note B)...............          144,598
  Administration fees (Note B)..........           66,485
  Audit and legal fees..................           59,803
  Accounting fees.......................           39,922
  Printing..............................           35,136
  Directors' fees.......................           18,300
  Transfer agent fees...................           14,640
  NYSE listing fees.....................            8,107
  Insurance.............................            6,558
  Other.................................           15,871
  Brazilian taxes (Note A)..............          194,769
                                             ------------
  Total Expenses........................        1,428,357
  Less: Fee waivers (Note B)............         (224,723)
                                             ------------
    Net Expenses........................        1,203,634
                                             ------------
  Net Investment Income.................          505,590
                                             ------------

 NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................       22,153,342
  Foreign currency related
   transactions.........................         (252,531)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currency........      (13,043,350)
                                             ------------
Net realized and unrealized gain on
 investments and foreign currency
 related transactions...................        8,857,461
                                             ------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $  9,363,051
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                For the Six Months         For the Fiscal Year
                                             Ended September 30, 1997             Ended
                                                   (unaudited)               March 31, 1997
                                             -------------------------------------------------

 INCREASE IN NET ASSETS
Operations:
  Net investment income.................           $    505,590               $    364,372
  Net realized gain on investments and
   foreign currency related
   transactions.........................             21,900,811                  7,673,687
  Net change in unrealized appreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currency.............................            (13,043,350)                24,050,734
                                             ------------------------      -------------------
    Net increase in net assets resulting
     from operations....................              9,363,051                 32,088,793
                                             ------------------------      -------------------
Dividends to shareholders:
  Net investment income.................                     --                   (137,862)
                                             ------------------------      -------------------
Capital share transactions (Note C):
  Proceeds from the sale of 1,930,835
   shares issued in rights offering.....                     --                 20,636,740
  Offering costs charged to capital.....                     --                   (396,250)
                                             ------------------------      -------------------
    Net increase in net assets resulting
     from capital share transactions....                     --                 20,240,490
                                             ------------------------      -------------------
    Total increase in net assets........              9,363,051                 52,191,421
                                             ------------------------      -------------------

 NET ASSETS
Beginning of period.....................            117,887,105                 65,695,684
                                             ------------------------      -------------------
End of period (including undistributed
 net investment income of $617,948 and
 $112,358, respectively)................           $127,250,156               $117,887,105
                                             ------------------------      -------------------
                                             ------------------------      -------------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------

THE BRAZILIAN EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                           For the Six Months                                               For the Period
                                                  Ended            For the Fiscal Years Ended March 31,     April 10, 1992*
                                           September 30, 1997   ------------------------------------------      through
                                               (unaudited)        1997       1996       1995       1994     March 31, 1993
                                           --------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.....          $17.96          $14.18     $13.02     $20.80     $11.83        $13.79   **
                                               ----------       ---------  ---------  ---------  ---------  ---------------
Net investment income/(loss).............            0.08            0.10+      0.06      (0.12)     (0.04)         0.06
Net realized and unrealized gain/(loss)
 on investments and foreign currency
 related transactions....................            1.34            5.69+      3.32++     (3.80)      9.09        (1.99   )
                                               ----------       ---------  ---------  ---------  ---------  ---------------
Net increase/(decrease) in net assets
 resulting from operations...............            1.42            5.79       3.38      (3.92)      9.05         (1.93   )
                                               ----------       ---------  ---------  ---------  ---------  ---------------
Dividends and distributions to
 shareholders:
  Net investment income..................              --           (0.02)        --         --      (0.08)        (0.03   )
  In excess of net investment income.....              --              --         --      (0.03)        --            --
  Net realized gains on investments......              --              --      (2.22)     (3.83)        --            --
                                               ----------       ---------  ---------  ---------  ---------  ---------------
Total dividends and distributions to
 shareholders............................              --           (0.02)     (2.22)     (3.86)     (0.08)        (0.03   )
                                               ----------       ---------  ---------  ---------  ---------  ---------------
Dilution due to capital share rights
 offering................................              --           (1.99)        --         --         --            --
                                               ----------       ---------  ---------  ---------  ---------  ---------------
Net asset value, end of period...........          $19.38          $17.96     $14.18     $13.02     $20.80        $11.83
                                               ----------       ---------  ---------  ---------  ---------  ---------------
                                               ----------       ---------  ---------  ---------  ---------  ---------------
Market value, end of period..............         $15.625          $14.50    $13.875     $14.75     $19.00        $11.25
                                               ----------       ---------  ---------  ---------  ---------  ---------------
                                               ----------       ---------  ---------  ---------  ---------  ---------------
Total investment return(a)...............            7.76     %      4.67 (b)      8.85%     (6.79)%     69.55%       (19.16   )%
                                               ----------       ---------  ---------  ---------  ---------  ---------------
                                               ----------       ---------  ---------  ---------  ---------  ---------------
 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted)................................        $127,250        $117,887    $65,696    $60,156    $95,820       $54,493
Ratio of expenses to average net assets,
 net of fee waivers#.....................            1.87      (c)      1.76%      1.76%      1.86%      2.05%         2.45   %(c)
Ratio of expenses to average net assets,
 excluding fee waivers...................            2.22      (c)      2.11%      2.11%      2.13%      2.05%         2.45   %(c)
Ratio of expenses to average net assets,
 net of fee waivers and excluding
 taxes...................................            1.57      (c)      1.69%      1.76%      1.73%      2.02%         2.45   %(c)
Ratio of net investment income/(loss) to
 average net assets......................            0.79      (c)      0.39%      0.39%     (0.62)%     (0.28)%         0.61   %(c)
Portfolio turnover rate..................              51     %        74%        55%        69%        73%           50   %
Average commission rate per share(d).....         $0.0001         $0.0001         --         --         --            --

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.16 per share.
+ Based on average shares outstanding from April 1, 1996 through August 16, 1996, the pricing date of the rights offering, and from August 17, 1996 through March 31, 1997.
++ Includes a $0.01 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in 1996.
#    Ratios shown are inclusive of taxes, if any.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b) Assumes shareholder did not participate in the rights offering. The total investment retrun would have been 10.19% assuming the shareholder did participate in the rights offering.
(c)  Annualized.
(d) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the respective periods for which commissions were charged, as required by the SEC for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES
The Brazilian Equity Fund, Inc. (the "Fund") was incorporated in Maryland on February 10, 1992 and commenced investment operations on April 10, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the closing price quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The net asset value per share of the Fund is calculated weekly, at the end of each month and at any other times determined by the Board of Directors.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At September 30, 1997, the interest rate was 5.125% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. federal income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

No Brazilian income tax is imposed on capital gains. For the calendar year ending December 31, 1994, the Brazilian Congress imposed a 0.25% withholding tax on financial transactions. Effective January 23, 1997, Brazil has imposed a 0.20% Contribucao sobre Movimentacao Financiera ("CPMF") tax that applies to most debit transactions carried out by financial institutions. Stock exchange transactions are not affected by this tax.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

--------------------------------------------------------------------------------
   14

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received. DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Brazilian securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A significant proportion of the aggregate market value of equity securities listed on the Brazilian Exchanges are held by a small number of investors and are not publicly traded. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

Investments in Brazil may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Brazilian governmental supervision and regulation of its securities markets.
 NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.35% of the first $100 million of the Fund's average weekly net assets and 1.05% of the Fund's average weekly net assets in excess of $100 million. BEA has agreed to waive its portion of the advisory fee previously payable to former sub-advisers, equal to an annual rate of 0.35% of the Fund's average weekly net assets. For the six months ended September 30, 1997, BEA earned $824,168 for advisory services, of which BEA waived $224,723. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund. For the six months ended September 30, 1997, BEA was reimbursed $5,124 for administrative services rendered to the Fund.

The First National Bank of Boston, Sao Paulo ("FNBB") serves as the Fund's Brazilian administrator. FNBB is paid for its services, out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on an annual rate of 0.12% of the average month-end assets of the Fund held in Brazil. For the six months ended September 30, 1997, FNBB earned $97,297 for administrative services.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the six months ended September 30, 1997, BSFM earned $61,361 for administrative services.
 NOTE C. CAPITAL STOCK
The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 6,564,841 shares outstanding at September 30, 1997, BEA owned 7,169 shares.

During the fiscal year ended March 31, 1997, the Fund issued 1,930,835 shares in connection with a rights offering of the Fund's shares. Shareholders of record on July 17, 1996 were issued one nontransferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price of $11.09 per share. Shareholders who fully exercised all the rights issued to them in the primary subscription were allowed to purchase additional shares at the same price under an overallotment agreement. Offering costs of $396,250 for expenses attributable to the rights offering were charged to additional paid-in-capital. In addition, the Fund incurred $776,220 in dealer manager and solicitation fees that were netted against the proceeds of the subscription.
 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at September 30, 1997 was $107,677,928. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currency) of $15,470,869, was composed of gross appreciation of $22,557,059 for those investments having an excess of value over cost and gross depreciation of $7,086,190 for those investments having an excess of cost over value.

For the six months ended September 30, 1997, purchases and sales of securities, other than short-term obligations, were $65,052,827 and $61,831,813, respectively.
 NOTE E. CREDIT AGREEMENT

The Fund, along with 18 other U.S. registered management investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the

--------------------------------------------------------------------------------
   16

--------------------------------------------------------------------------------
THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The amount outstanding under the credit agreement for the Fund averaged $32,787 with an average interest rate of 8.50% during the six months ended September 30, 1997. The Fund had no amounts outstanding under the credit agreement at September 30, 1997.

 RESULTS OF ANNUAL MEETING FOR SHAREHOLDERS (UNAUDITED)

On July 22, 1997, the annual meeting of shareholders of The Brazilian Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect four directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                        FOR      WITHHELD   NON-VOTES
-----------------------------------------------------------------------------------  ----------  ---------  ----------
Peter A. Gordon                                                                       4,478,952    149,957   1,935,932
William W. Priest, Jr.                                                                4,531,500     97,409   1,935,932
Martin M. Torino                                                                      4,530,034     98,875   1,935,932
Richard W. Watt                                                                       4,543,207     85,702   1,935,932

In addition to the directors re-elected at the meeting, Dr. Enrique R. Arzac, James J. Cattano and George W. Landau continue to serve as directors of the Fund.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the fiscal year ending March 31, 1998.

                                                                              FOR       AGAINST    ABSTAIN   NON-VOTES
                                                                           ----------  ---------  ---------  ----------
                                                                            3,668,861     44,520    915,528   1,935,932

--------------------------------------------------------------------------------

 DESCRIPTION OF INVESTLINK* PROGRAM

The InvestLink Program is sponsored and administered by The First National Bank of Boston, not by The Brazilian Equity Fund, Inc. (the "Fund"). The First National Bank of Boston will act as program administrator (the "Program Administrator") of the InvestLink Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in Shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which in-clude brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

The First National Bank of Boston, as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of

--------------------------------------------------------------------------------
   18
dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's Annual Report to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

--------------------------------------------------------------------------------

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3306; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: The First National Bank of Boston, InvestLink Program, P.O. Box 1681, Boston, MA 02105-1681.

---------------------------------------------
*InvestLink-SM- is a service mark of Boston EquiServe Limited Partnership.

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   20

 SUMMARY OF GENERAL INFORMATION

The Fund--The Brazilian Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Brazilian equity securities. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of September 30, 1997, BEA managed approximately $34.6 billion in assets.
 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "BrazilEF" and THE WALL STREET JOURNAL (daily) and BARRON'S (each Monday) under the designation "BrazEqtyFd". The Fund's New York Stock Exchange trading symbol is BZL. Weekly comparative net asset value (NAV) and market price information about The Brazilian Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed End Funds."
 THE BEA GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds or a prospectus on any of the open-end mutual funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

CLOSED-END FUNDS                                       BEA ADVISOR FUNDS
SINGLE COUNTRY                                         OPEN-END MUTUAL FUNDS
The Chile Fund, Inc. (CH)                              BEA Emerging Markets Equity Fund
                                                       BEA Global Telecommunications
The First Israel Fund, Inc. (ISL)                      Fund
The Indonesia Fund, Inc. (IF)                          BEA High Yield Fund
The Portugal Fund, Inc. (PGF)                          BEA International Equity Fund

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc.
(ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)
                                                       For shareholder information or a
FIXED INCOME                                           copy of a prospectus for any of
BEA Income Fund, Inc. (FBF)                            the open-end mutual funds, please
BEA Strategic Income Fund, Inc. (FBI)                  call, 1-800-401-2230.

                                                       Visit our website on the
For closed-end fund information                        Internet:
please call, 1-800-293-1232.                           http://www.beafunds.com

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
 DIRECTORS AND CORPORATE OFFICERS

William W. Priest, Jr.          Chairman of the Board of Directors

Richard W. Watt                 Director, President and Chief
                                Investment Officer
Dr. Enrique R. Arzac            Director

James J. Cattano                Director

Peter A. Gordon                 Director

George W. Landau                Director
Martin M. Torino                Director

Paul P. Stamler                 Senior Vice President

Michael A. Pignataro            Chief Financial Officer and
                                Secretary

Rocco A. Del Guercio            Vice President
Wendy S. Setnicka               Treasurer

 INVESTMENT ADVISER

BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

The First National Bank of Boston
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
One Citicorp Center
153 East 53rd Street
New York, NY 10022

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                                                          [LOGO]

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